AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 31, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2012, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager addition to the Multimanager Large Cap Value Portfolio (the “Portfolio”).

*****

Effective as of July 12, 2012, the following information replaces in its entirety the information under the section “Who Manages the Portfolio – Sub-adviser: Institutional Capital LLC – Portfolio Managers” of the Prospectus:

Name	Title	Date Began Managing a Portion of the Portfolio
Jerrold K. Senser, CFA®	Chief Executive Officer and Chief Investment Officer	December 2001
Thomas R. Wenzel, CFA®	Senior Executive Vice President and Co-Director of Research	December 2001
Thomas M. Cole, CFA®	Senior Executive Vice President and Co-Director of Research	July 2012

*****

The following information is hereby added to the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Large Cap Value Portfolio” of the Prospectus:

Portfolio Manager

Thomas M. Cole

Mr. Cole serves as Senior Executive Vice President and Co-Director of Research of ICAP. Mr. Cole is a senior member of the portfolio management team and serves as a member of ICAP’s Executive Management Committee. Mr. Cole joined ICAP in April 2012 and, prior to joining ICAP, Mr. Cole was Head of US Equities at UBS Global Asset Management for eleven years. Mr. Cole has over 27 years of investment experience.